UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

February 21, 2012

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9576	22-2781933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

OWENS-ILLINOIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	33-13061	34-1559348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Michael Owens Way
Perrysburg, Ohio	43551-2999
(Address of principal executive offices)	(Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Owens-Illinois, Inc. (the “Company”) announced today that it has elected to change its method of accounting for its U.S. inventories from last-in, first-out (“LIFO”) to average costs effective January 1, 2012. With this change, all of the Company’s inventories will now be valued at average costs. This change in accounting is required to be applied retrospectively to all periods presented in future quarterly and annual reports.

The Company has also elected to change the allocation of pension costs to its segments. The Company’s segments will now reflect only the service cost component of pension expense.  All non-service pension costs will be retained at the corporate level. This change will increase consistency between all segments and ensure that each segment reflects only the costs associated with employee benefits earned during the current period.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(b)	Pro forma financial information.

Pro forma financial information for Owens-Illinois, Inc. is being furnished in Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3.  Pro forma financial information for Owens-Illinois Group, Inc. is being furnished in Exhibit 99.4.

(d)	Exhibits.

Exhibit
No.	Description
99.1	Unaudited pro forma condensed consolidated financial statements of Owens-Illinois, Inc.
99.2	Unaudited pro forma reconciliation of earnings (loss) from continuing operations attributable to the Company to adjusted net earnings of Owens-Illinois, Inc.
99.3	Unaudited pro forma segment operating profit of Owens-Illinois, Inc.
99.4	Unaudited pro forma condensed consolidated financial statements of Owens-Illinois Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

	By:	/s/ Edward C. White
	Name:	Edward C. White
	Title:	Senior Vice President and
Chief Financial Officer

OWENS-ILLINOIS GROUP, INC.

Date: February 21, 2012	By:	/s/ Edward C. White
	Name:	Edward C. White
	Title:	President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Unaudited pro forma condensed consolidated financial statements of Owens-Illinois, Inc.
99.2	Unaudited pro forma reconciliation of earnings (loss) from continuing operations attributable to the Company to adjusted net earnings of Owens-Illinois, Inc.
99.3	Unaudited pro forma segment operating profit of Owens-Illinois, Inc.
99.4	Unaudited pro forma condensed consolidated financial statements of Owens-Illinois Group, Inc.